Exhibit 10.2
Execution Version
SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT
          THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT is dated as of April 6, 2011 (this “Amendment”) by and among AMSURG CORP., a Tennessee corporation (the “Borrower”), each of the “Lenders” party to the Credit Agreement defined below (the “Lenders”) and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).
          WHEREAS, the Borrower, certain of the Lenders and the Administrative Agent are parties to that certain Revolving Credit Agreement dated as of May 28, 2010, as amended by that certain First Amendment to Revolving Credit Agreement dated as of the date hereof (the “First Amendment”) among the Borrower, the Lenders party thereto and the Administrative Agent (as so amended, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the respective definitions given them in the Credit Agreement);
          WHEREAS, the Borrower has requested (i) modifications to its pricing pursuant to the Applicable Margin and (ii) an extension of the Maturity Date, in each case on the terms and conditions herein; and
          WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement on the terms and conditions contained herein.
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
     Section 1. Specific Amendments.
          (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order:
          “Second Amendment Date” means April 6, 2011.
          (b) Section 1.1 of the Credit Agreement is hereby further amended by deleting the defined terms “Applicable Margin” and “Maturity Date” in their entirety and substituting in lieu thereof the following:
“Applicable Margin” means, as of any date, with respect to the Letter of Credit Fee, the Commitment Fee and all Revolving Loans outstanding on such date, a percentage per annum determined by reference to the applicable Leverage Ratio in effect on such date in accordance with the table set forth immediately below, provided, that a change in the Applicable Margin resulting from a change in the Leverage Ratio shall be effective on the second Business Day after which the Borrower delivers the financial statements required by Section 5.1(a) or Section 5.1(b) and the Compliance Certificate required by Section 5.1(c); provided further, that if at any time the Borrower shall have failed to deliver such financial statements and such Compliance Certificate when so required, the Applicable

Margin shall be at Level V as set forth immediately below until such time as such financial statements and Compliance Certificate are delivered, at which time the Applicable Margin shall be determined as provided above.

		Applicable	Applicable
		Margin for	Margin for
Pricing		Eurodollar	Base Rate	Commitment	Letter of
Level	Leverage Ratio	Loans	Loans	Fees	Credit Fees
I	Less than 1.50:1.00	1.75%	0.75%	0.20%	1.75%

II	Less than 2.00:1.00 but greater than or equal to 1.50:1.00	2.00%	1.00%	0.25%	2.00%

III	Less than 2.50:1.00 but greater than or equal to 2.00:1.00	2.25%	1.25%	0.375%	2.25%

IV	Less than 3.00:1.00 but greater than or equal to 2.50:1.00	2.50%	1.50%	0.375%	2.50%

V	Greater than or equal to 3.00:1.00	2.75%	1.75%	0.50%	2.75%
“Maturity Date” shall mean the earliest of (i) April 6, 2016 (ii) the date on which the Revolving Commitments are terminated pursuant to Section 2.8, or (iii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable.
     Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(i) The Administrative Agent shall have received a counterpart of this Amendment duly executed by the Borrower, each of the Lenders and the Administrative Agent;
(ii) No Default or Event of Default shall exist;
(iii) A Reaffirmation of Obligations Under Loan Documents (the “Reaffirmation”) duly executed by the Borrower and each other Loan Party, in the form of Exhibit A attached hereto;

(iv) Certified copies of resolutions of the board of directors (or equivalent thereof) of (x) the Borrower, approving the execution, delivery and performance of this Amendment and (y) each other Loan Party, stating that the Obligations are entitled to benefits of the Security Documents and other Loan Documents;
(v) A favorable opinion of Bass Berry & Sims PLC, counsel to the Borrower and the other Loan Parties, addressed to the Administrative Agent and the Lenders and covering such matters relating to this Amendment and the transactions contemplated hereby in form and substance satisfactory to the Administrative Agent and its counsel;
(vi) The Administrative Agent shall have received, for itself and on behalf of the Lenders, all fees and expenses contemplated by (i) that certain engagement letter dated March 21, 2011 between SunTrust Robinson Humphrey, Inc. and the Borrower and (ii) Section 4 hereof; and
(vii) Such other documents, instruments, agreements, certifications and opinions as the Administrative Agent, on behalf of the Lenders, may reasonably request.
     Section 3. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:
(a) Authorization. Each of the Borrower and the other Loan Parties have the right and power, and have taken all necessary action to authorize them, to execute and deliver this Amendment and the Reaffirmation and to perform their respective obligations hereunder and under the Credit Agreement, as amended by this Amendment, and the other Loan Documents to which they are a party in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and the Loan Parties and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms.
(b) Compliance with Laws. The execution and delivery by the Borrower and the other Loan Parties of this Amendment and the Reaffirmation and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any consent or approval of, registration or filing with, or any action by, any Governmental Authority or any other Person or violate any Requirements of Law applicable to the Loan Parties or any judgment, order or ruling of any Governmental Authority; (ii) violate or result in a default under any indenture, material agreement (including the Private Placement Documents) or other material instrument binding on the Loan Parties or any of their assets or give rise to a right thereunder to require any payment to be made by the Loan Parties; or (iii) result in the creation or imposition of any Lien on any asset of the Loan Parties.
(c) Reaffirmation. As of the date of this Amendment and immediately after giving effect to this Amendment, all representations and warranties of each Loan Party set forth in the

Loan Documents is true and correct in all material respects (except to the extent that any such representation or warranty expressly relates to a specified earlier date, in which case such representation or warranty shall be true and correct as of such earlier date).
(d) No Default. As of the date hereof and immediately after giving effect to this Amendment, no Default or Event of Default shall exist.
(e) No Impairment of Liens. The execution, delivery, performance and effectiveness of this Amendment will not: (a) impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, and (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.
(f) No Material Adverse Effect. Since the date of the most recent financial statements of the Borrower described in Section 5.1(a) of the Credit Agreement, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect.
(g) Loan Parties. As of the date hereof, the parties listed as signatories to the Reaffirmation represent a true, correct and complete list of the all the Loan Parties.
     Section 4. Payment of Fees and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for its reasonable out-of-pocket fees, costs and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and the other documents and agreements executed and delivered in connection herewith.
     Section 5. Release. In consideration of the amendments contained herein, the Borrower hereby waives and releases each of the Lenders, the Administrative Agent and the Issuing Bank from any and all claims and defenses, known or unknown as of the date hereof, with respect to the Credit Agreement and the other Loan Documents and the transactions contemplated thereby.
     Section 6. Effect; Ratification.
          (a) Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and continue to be in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein. The Credit Agreement is hereby ratified and confirmed in all respects. Each reference to the Credit Agreement in any of the Loan Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.
          (b) Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents, or constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.

          (c) Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any collateral (including the Collateral) securing the Obligations.
          (d) This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
          (e) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.
     Section 7. Further Assurances. The Borrower agrees to, and to cause any Loan Party to, take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.
     Section 8. Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TENNESSEE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.
     Section 9. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Revolving Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER: AMSURG CORP.
By:	/s/ Claire M. Gulmi
Title:	Executive Vice President, Chief Financial Officer and Secretary
Signature page to Second Amendment to Revolving Credit Agreement

LENDER: SUNTRUST BANK as Administrative Agent, as Issuing Bank, and as a Lender
By:	/s/
Title:
Signature page to Second Amendment to Revolving Credit Agreement

LENDER: REGIONS BANK
By:	/s/
Title:
Signature page to Second Amendment to Revolving Credit Agreement

LENDER: BANK OF AMERICA, N.A.
By:	/s/
Title:
Signature page to Second Amendment to Revolving Credit Agreement

LENDER: JPMORGAN CHASE BANK, N.A.
By:	/s/
Title:
Signature page to Second Amendment to Revolving Credit Agreement

LENDER: US BANK NATIONAL ASSOCIATION
By:	/s/
Title:
Signature page to Second Amendment to Revolving Credit Agreement

LENDER: RAYMOND JAMES BANK, FSB
By:	/s/
Title:
Signature page to Second Amendment to Revolving Credit Agreement

LENDER: BRANCH BANKING AND TRUST COMPANY
By:	/s/
Title:
Signature page to Second Amendment to Revolving Credit Agreement

LENDER: FIFTH THIRD BANK, N.A.
By:	/s/
Title:
Signature page to Second Amendment to Revolving Credit Agreement

LENDER: WELLS FARGO BANK, N.A.
By:	/s/
Title:
Signature page to Second Amendment to Revolving Credit Agreement

LENDER: COMPASS BANK
By:	/s/
Title:
Signature page to Second Amendment to Revolving Credit Agreement

LENDER: FIRST TENNESSEE BANK NATIONAL ASSOCIATION
By:	/s/
Title:
Signature page to Second Amendment to Revolving Credit Agreement

LENDER: KEYBANK NATIONAL ASSOCIATION
By:	/s/
Title:
Signature page to Second Amendment to Revolving Credit Agreement

LENDER: UNION BANK, N.A.
By:	/s/
Title:
Signature page to Second Amendment to Revolving Credit Agreement

LENDER: THE BANK OF NASHVILLE
By:	/s/
Title:
Signature page to Second Amendment to Revolving Credit Agreement

LENDER: GOLDMAN SACHS BANK USA
By:	/s/
Title:
Signature page to Second Amendment to Revolving Credit Agreement

LENDER: AVENUE BANK
By:	/s/
Title:
Signature page to Second Amendment to Revolving Credit Agreement

EXHIBIT A
REAFFIRMATION OF OBLIGATIONS UNDER LOAN DOCUMENTS
          Reference is hereby made to that certain Revolving Credit Agreement dated as of May 28, 2010, among AmSurg Corp. (the “Borrower”), the Lenders party thereto and SunTrust Bank, as Administrative Agent (as amended by that certain First Amendment to Revolving Credit Agreement dated as of the date hereof, the “Credit Agreement”; capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Credit Agreement).
          Each of the undersigned Loan Parties hereby: (i) agrees that (A) the amendments contained in the Second Amendment to Revolving Credit Agreement dated as of the date hereof (the “Second Amendment”) shall not in any way affect the validity and/or enforceability of any Loan Document, or reduce, impair or discharge the obligations of such Person thereunder and (B) nothing in the Second Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any collateral (including the Collateral) securing the Obligations; (ii) reaffirms its continuing obligations owing to the Administrative Agent and the Lenders under each of the other Loan Documents to which such Person is a party; and (iii) confirms that the liens and security interests created by the Loan Documents continue to secure the Obligations.
          Each of the undersigned Loan Parties (other than the Borrower) hereby represents and warrants to the Administrative Agent and the Lenders that each of the representations and warranties applicable to such Loan Party made by the Borrower in Section 3 of the Second Amendment are true and correct.
          This Reaffirmation shall be construed in accordance with and be governed by the law of the State of Tennessee.
[Signature page follows]

          IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Reaffirmation of Obligations under Loan Documents as of April 6, 2011.

AMSURG CORP.
By:	/s/ Claire M. Gulmi
	Name:	Claire M. Gulmi
	Title:	Executive Vice President, Chief Financial Officer and Secretary

AmSurg Holdings, Inc.
AmSurg Anesthesia Management Services, LLC
AmSurg EC Topeka, Inc.
AmSurg EC St. Thomas, Inc.
AmSurg EC Beaumont, Inc.
AmSurg KEC, Inc.
AmSurg EC Santa Fe, Inc.
AmSurg EC Washington, Inc.
AmSurg Torrance, Inc.
AmSurg Abilene, Inc.
AmSurg Suncoast, Inc.
AmSurg Lorain, Inc.
AmSurg La Jolla, Inc.
AmSurg Hillmont, Inc.
AmSurg Palmetto, Inc.
AmSurg Northwest Florida, Inc.
AmSurg Ocala, Inc.
AmSurg Maryville, Inc.
AmSurg Miami, Inc.
AmSurg Burbank, Inc.
AmSurg Melbourne, Inc.
AmSurg El Paso, Inc.
AmSurg Crystal River, Inc.
AmSurg Abilene Eye, Inc.
AmSurg Inglewood, Inc.
AmSurg Glendale, Inc.
AmSurg San Antonio TX, Inc.
AmSurg San Luis Obispo CA, Inc.
AmSurg Temecula CA, Inc.
AmSurg Escondido CA, Inc.
AmSurg Scranton PA, Inc.
AmSurg Arcadia CA Inc.
AmSurg Main Line PA, Inc.
AmSurg Oakland CA, Inc.
AmSurg Lancaster PA, Inc.

AmSurg Pottsville PA, Inc. AmSurg Glendora CA, Inc. AmSurg Kissimmee FL, Inc. AmSurg Altamonte Springs FL., Inc. AmSurg New Port Richey FL, Inc. AmSurg EC Centennial, Inc. AmSurg Naples, Inc.
By:	/s/ Claire M. Gulmi
	Name:	Claire M. Gulmi
	Title:	Vice President, Secretory and Treasurer